UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2009

ALESCO FINANCIAL INC.

(formerly Sunset Financial Resources, Inc.)

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Cira Centre 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 20, 2009, Alesco Financial Inc. (“Alesco”) and Cohen Brothers, LLC (“Cohen & Company”) issued a joint press release announcing that they have entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Alesco and Cohen & Company will combine their businesses through a merger of a newly formed, wholly owned subsidiary of Alesco with and into Cohen & Company. A copy of a press release announcing the execution of the Merger Agreement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information required by Item 1.01 will be filed in a separate Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1    Press Release dated February 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALESCO FINANCIAL INC.

Date: February 20, 2009	By:	/s/ John J. Longino
John J. Longino Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated February 20, 2009.